Rule 497(d)

                                     FT 594

                           Energy Portfolio, Series 11

               Supplement to the Prospectus dated January 23, 2002

         Notwithstanding anything to the contrary in the Prospectus, shares of Cross Timbers Royalty Trust have been removed from Energy Portfolio, Series 11 for certain of the reasons set forth in "Removing Securities from a Trust."

September 1, 2006